ACCRUED EXPENSES AND OTHER LIABILITIES - Schedule of Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
ACCRUED EXPENSES AND OTHER LIABILITIES
Accrued expenses	¥ 547,626	$ 75,024	¥ 387,040
Salaries and welfare payable	83,003	11,371	98,599
Business and other taxes payable	32,708	4,481	15,619
Contract liabilities	46,151	6,323	59,408
Other payables	136,706	18,729	171,127
Total	¥ 846,194	$ 115,928	¥ 731,793